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PROSPECTUS	Bridges Investment Fund, Inc.	CAPITAL STOCK
May __, 2001	8401 West Dodge Road
Omaha, Nebraska 68114
402-397-4700

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Investment Objectives

The primary investment objective of the Fund is long-term capital appreciation. The development of a modest amount of current income is a secondary investment objective.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Bridges Investment Fund, Inc.        2               May ___, 2001

  Prospectus Part A

TABLE OF CONTENTS

RISK/RETURN SUMMARY	3

The Fund's Investment Objective	3
The Principal Investment Strategies of the Fund	3
Principal Risks of Investing in the Fund	3-4

PAST PERFORMANCE OF FUND	5

FEES AND EXPENSES OF THE FUND	6-7

FINANCIAL HIGHLIGHTS	8

INVESTMENT OBJECTIVES AND POLICIES	9-10

Risks of Investing in the Fund	10-11

MANAGEMENT OF THE FUND	11

Governance	11
Investment Adviser	11-12
Portfolio Managers	12
Advisory Fees	12-13
Custodian	13
Dividend Disbursing and Transfer Agent	13

FUND SHAREHOLDER INFORMATION	13

Capital Structure of Fund	13
Valuing Fund Shares	14
Purchase of Fund Shares	14-15
Minimum Purchase of Fund Shares	15
Dividend and Capital Gains Distributions Options	15-16
Automatic Investment Plan	16
Redemption of Fund Shares	16-17
Inquiries	17
Fund Dividend Policy	18
Tax Consequences	18-19

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Bridges Investment Fund, Inc.       3           May ___, 2001

  Prospectus Part A

RISK/RETURN SUMMARY

The following is a summary. You should read the rest of the Prospectus along with this summary.

The Fund's Investment Objectives

The Fund is an open-end diversified investment company, which has operated since July 1, 1963. The Fund's primary investment objective is long-term capital growth, with a secondary objective of generation of a moderate amount of investment income.

The Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks and convertible securities which Fund management believes offers the potential for increased earnings and dividends over time. Normally, such equity securities will represent 60% or more of the Fund's assets. On December 31, 2000, 83.1% of the Fund's assets were invested in common stocks.

In addition, to generate current income, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Normally, such fixed income securities will not constitute more than 40% of the Fund's portfolio. On December 31, 2000, 15.1% of the Fund's assets were invested in debt securities. The Fund may purchase lower quality debt securities (sometimes called "junk bonds") from time to time, provided that such investments are limited to no more than 5% of Fund assets.

The allocation of Fund investments among common stocks and other equity securities and bonds and other debt securities (including U.S. Treasury securities) is based on the Fund's adviser's judgments of the potential returns and risks of each class. The adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest levels and trends, and fundamental factors (such as price/earnings ratios or growth rates) of individual companies in which the Fund invests.

Principal Risks and Returns from Investing in the Fund

There are risks associated with an investment in the Fund, and there is no assurance the Fund will achieve its investment objectives. The risks of investing in the Fund include:

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Bridges Investment Fund, Inc.          4         May ___, 2001

  Prospectus Part A

Market Risk:

The value of the Fund's investments will vary from day to day, and will reflect to some degree general market conditions, interest rates and national and global political and economic conditions. The Fund's performance will also be affected by the earnings of companies it invests in, as well as changes in market expectations of such earnings. In the short-term, stock prices, and the value of the Fund, can fluctuate significantly in response to these factors. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

Interest Rate Risk:

The Fund's investments in fixed income securities tend to reduce the Fund's investment performance during periods of strong market price appreciation, although bonds should tend to cushion Fund value losses during periods of declining stock prices. However, you should also be aware that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, while lower interest rates could result in higher bond prices, with the most significant impact of interest rate changes on longer maturity issues.

Credit Risk:

The issuers of bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security. High yield securities (or "junk bonds") invested in by the Fund provide higher returns but entail greater risk of loss of principal.

Asset Allocation Risk:

The Fund's performance will also be affected by the adviser's ability to anticipate correctly the relative potential returns and risks of the types of assets in which the Fund invests. As an example, the Fund's investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline and its relative investment performance would suffer to the extent that a smaller portion of the Fund's assets were allocated to stocks during a period of rising stock market prices.

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Bridges Investment Fund, Inc.        5         May ___, 2001

  Prospectus Part A

PAST PERFORMANCE OF FUND

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Performance History depicted in a bar graph is as follows:

Year	% Returns
1991	21.01%
1992	6.03%
1993	6.29%
1994	0.30%
1995	30.96%
1996	18.06%
1997	22.33%
1998	27.48%
1999	39.80%
2000	-14.09%

The Fund's highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the 4th Quarter 1999, and -9.13% for the 4th Quarter 2000.

Average Annual Total Returns (for the periods ending December 31,2000)	Past One Year	Past Five Years	Past Ten Years
Bridges Investment Fund, Inc.	-14.09%	17.04%	14.68%
S & P 500	-9.11%	18.31%	17.43%

Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as the actual year-by-year results.

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Bridges Investment Fund, Inc.         6              May ___, 2001

  Prospectus Part A

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases		None

Maximum Deferred Sales Charge (Load)		None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
and other Distributions		None

Redemption Fee		None*

Reinvestment of Cash Distributions Transaction Fee:		None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		0.50%

Other Expenses		0.22%

Audit and Custodian Services	0.09%

Bookkeeping, Dividend and Transfer Agent Services,
Computer Programming, Printing and Supplies	0.10%

Insurance, Licenses, Taxes and Other	0.03%

Total Fund Operating Expenses		0.72%

*The Fund currently charges a $12.00 fee, which it deducts from redemption  proceeds, if redemption proceeds are to be wired to you.

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Bridges Investment Fund, Inc.        7            May ___, 2001

  Prospectus Part A

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

$ 74	$ 234	$ 411	$ 938

You would pay the following expenses if you did not redeem your shares:

1 year	3 years	5 years	10 years

$ 74	$ 234	$ 411	$ 938

The expenses in the hypothetical example are calculated for the most recent fiscal year for the Fund (except where an expense has changed for the current fiscal year, in which case, the present cost is reflected in the estimated costs). The expenses show both the amounts paid in the Fund's financial statements and the costs paid by the shareholder.

This hypothetical example assumes that all dividends and distributions are reinvested. You should not consider the estimates shown in the hypothetical example above as a representation of past or future expenses. Actual expenses may be greater or lesser than the amounts shown.

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Bridges Investment Fund, Inc.         8             May___, 2001

  Prospectus Part A

FINANCIAL HIGHLIGHTS*

For the Years Ended December 31

The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The per share income and capital changes for the years ended December 31, 2000, 1999 and 1998 have been audited by KPMG LLP. The report of KPMG LLP for the year ended December 31, 2000, including the financial highlights for the years ended December 31, 2000, 1999 and 1998, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.
	2000	1999	1998	1997	1996	1995	1994	1993	1992	1991
Net Asset Value, Beginning of Period	$46.24	$34.26	$29.02	$24.56	$21.54	$17.10	$17.80	$17.51	$17.30	$15.15

Income from Investment Operations
Net Investment Income	$.40	$.30	$.44	$.51	$.55	$.58	$.59	$.61	$.63	$.66
Net Gains or (Losses) on Securities (both realized and unrealized)	$(6.84)	$12.89	$7.36	$4.77	$3.28	$4.63	$ (.52)	$.46	$.37	$2.44
Total From Invest. Operations	$(6.44)	$13.19	$7.80	$5.28	$3.83	$5.21	$.07	$1.07	$1.00	$3.10

Less Distributions
Dividends from net investment income	$(.40)	$(.30)	$(.44)	$(.51)	$(.55)	$(.58)	$(.59)	$(.61)	$(.63)	$(.66)
Distributions from capital gains	$(.81)	$(.91)	$(2.12)	$(.31)	$(.26)	$(.19)	$(.18)	$(.17)	$(.16)	$(.29)
Total Distributions	$(1.21)	$(1.21)	$(2.56)	$(.82)	$(.81)	$(.77)	$(.77)	$(.78)	$(.79)	$(.95)

Net Asset Value, End of Period	$38.59	$46.24	$34.26	$29.02	$24.56	$21.54	$17.10	$17.80	$17.51	$17.30
	======	======	======	======	======	======	======	======	======	======

Total Return	(14.09)%	38.90%	27.48%	22.33%	18.06%	30.96%	0.30%	6.29%	6.03%	21.01%

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)	$71,412	$69,736	$48,433	$36,648	$29,249	$24,052	$18,096	$17,991	$17,007	$14,375
Ratio of Expenses to Average Net Assets**	0.72%	0.73%	0.77%	0.81%	0.87%	0.89%	0.90%	0.90%	0.94%	0.98%
Ratio of Net Inc. to Avg. Net Assets	0.95%	0.78%	1.37%	2.64%	3.23%	3.80%	4.25%	4.32%	4.57%	4.91%
Portfolio Turnover Rate	19%	16%	24%	8%	8%	7%	10%	11%	7%	28%

*Per share income and capital change data is computed using the weighted average number of shares outstanding method.

**Average net asset data is computed using monthly net asset value figures.

The total annual return from the investment policies and strategies employed for the Fund's portfolio ranged from a high of 38.90% in 1999 to a low of -14.09% in 2000. Prior to the negative return for the year ended December 31, 2000, the Fund achieved 22 straight years of positive total annual returns from December 31, 1977 through December 31, 1999.

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Bridges Investment Fund, Inc.        9            May ___, 2001

  Prospectus Part A

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is long-term capital appreciation. In pursuit of such objective, the Fund invests primarily in common stocks and securities convertible into common stocks, with the market value of these securities normally representing 60% or more of the total value of the Fund's assets. The selection of common stocks and convertible securities will emphasize companies which, in the opinion of the Fund's management, offer opportunities for increased earnings and dividends. However, the Fund may also invest in common stocks which may be cyclically depressed or undervalued, and, therefore, may offer potential for capital appreciation.

The generation of a moderate amount of current income is a secondary investment objective of the Fund. To help meet this objective, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks, provided not more than 40% of the value of Fund assets are maintained in these types of fixed income securities. Investment grade corporate bonds and preferred stocks must carry, at the time of purchase, a Moody's Investor Service rating of Baa or higher or a Standard & Poor's Corporation rating of BBB or higher. The purchase of investment grade bonds, debentures, and preferred stocks may also provide a source of funds for future purchases of equity securities by the Fund.

The Fund may purchase investments in securities of foreign issuers, provided that the market value of such securities will not exceed 10% of the Fund's total assets, and such securities are traded as American Depository Receipts.

For speculative capital gain purposes, the Fund may purchase bonds, debentures, and preferred stocks that carry high yields and balance sheet risk or which have one or more interest or dividend payments in arrears, provided that the Fund intends to limit its investments in such lower quality debt securities (sometimes called "junk bonds") to no more than 5% of its assets. The Fund may purchase corporate bonds and preferred stocks with ratings below Moody's Baa and Standard & Poor's Corporation BBB and some non-rated securities in order to earn above average current income returns, provided the market value of these assets at the time of purchase is included within the 5% total assets limit for "junk bonds".

Convertible debentures and convertible preferred stocks are usually classified below investment grade ratings for fixed income securities. For the purpose of managing the Fund's portfolio within the investment policy guidelines, these convertible securities are accorded the status of equities, and not considered to be fixed income securities. Accordingly, these assets do not fall within the 40% and 5% of total assets restrictions for fixed income securities.

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Bridges Investment Fund, Inc.         10            May ___, 2001

  Prospectus Part A

Under unusual economic or financial market circumstances, the Fund may maintain a substantial part or all of its assets in cash or U.S. government securities for temporary defensive purposes and as a result, may not achieve its investment objectives. The Fund may maintain positions in U.S. Government securities for as long as such unusual market conditions exist, and the amounts of these Treasury securities will be excluded from the limitation that not more than 40% of Fund assets are to be invested in fixed income securities.

The foregoing policies as to investments may be altered by the Fund's Board of Directors; however, they will not be changed without prior written notice to Fund shareholders in a supplement to the Prospectus, or at such time as the next annual revisions to the Prospectus become effective.

In addition to the investment objectives and policies disclosed above, the Fund adheres to certain other investment policy and selection restrictions which are set forth in the Statement of Additional Information.

Risks of Investing in the Fund

You should be aware that the value of the Fund's investments will vary from day to day, based on various factors including earnings performance of companies in which the Fund invests, as well as general market conditions, interest rates and national and global political and economic conditions. The Fund's investments in stocks are subject to changes in their value due to a number of factors. Investments in stocks can be volatile, and are subject to changes in general stock market movements, referred to as market risk. There may be events or changes affecting particular industries included in the Fund's portfolio, referred to as industry risk, or a change in value of a particular stock because of an event affecting the issuer. Many factors can affect an individual stock's price, including poor earnings, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Since the Fund invests in bonds and other debt securities, you should also recognize that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, and lower interest rates could result in higher bond prices, with the most significant impact of interest rate changes on the very long maturity issues.

Fund investments in bonds and other debt securities also involve credit risk, which is the risk that the issuers of such debt securities are not able to make interest or principal payments, resulting in a loss to the Fund. In addition, even if issuers of debt securities are able to make such interest or principal payments, they may suffer adverse changes in financial condition lowering their credit quality, and the value of the Fund's assets.

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Bridges Investment Fund, Inc.        11             May ___, 2001

  Prospectus Part A

The Fund may also invest in high yield securities or "junk bonds", which provide greater income opportunity but also entail greater risk of loss of principal. Such high yield securities may be speculative with respect to the issuer's ability to pay interest and repay principal in accordance with the terms of the obligation. In addition, the market for high yield securities may be less active, limiting the ability of the Fund to sell such securities in a timely manner, increasing the risk of loss to the Fund.

With respect to the Fund's investment in U.S. Treasury securities for temporary defensive purposes, you should anticipate that these defensive actions may result in less than 60% of Fund assets to be held in common stocks and other equity securities and that such temporary defensive actions may be taken prior to the development of the expected adverse market circumstances. Subsequent events in the market may or may not vindicate the judgment of the investment manager to establish the temporary defensive positions in U.S. government securities, and the failure of anticipated market conditions to occur may cause temporary defensive positions to be held for unanticipated, long intervals of time.

All of the above risks can affect the value of the Fund's investments, its investment performance and price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

MANAGEMENT OF THE FUND

Governance

The Board of Directors of the Fund is responsible for general governance of the Fund. In particular, the Board establishes contractual relationships and maintains oversight of the investment manager, the custodian bank and transfer agent, insurance coverage, certified public accountants, and legal representation for the Fund. In addition, the Board of Directors oversees compliance with federal and state regulations, and maintaining the Fund's position as a regulated open-end investment management company under tax laws. The Board is also responsible for attracting interested and qualified individuals to serve as representatives for the shareholders. Board members carry broad perspectives beyond the fields of finance and investments, and provide insight and guidance for the general business policy of the Fund through the Audit Committee, Administration and Nominating Committee, and regular quarterly Board of Directors meetings.

Investment Adviser

Bridges Investment Counsel, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acts as manager and investment adviser under a contract with the Fund. In addition to furnishing continuing investment supervision for the Fund, the investment adviser

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Bridges Investment Fund, Inc.       12             May ___, 2001

  Prospectus Part A

provides office space, facilities, equipment, and personnel for managing the assets of the Fund. Further, the investment adviser pays the costs of maintaining the registration of shares of the Fund under federal and applicable state securities laws.

Bridges Investment Counsel, Inc. is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Firm and its predecessors have acted continuously as professional investment advisers and managers since early 1945. The firm renders portfolio investment securities advice to individuals, personal trusts, pension and profit sharing accounts, IRA rollovers, charitable organizations and foundations, corporations and other account classifications and, as of the last quarter of 2000, managed assets in excess of $1.14 billion. Bridges Investment Counsel, Inc. also provides hourly consulting advice concerning alternative investment matters on a limited basis, as well as consulting services for non-portfolio securities matters such as estate and financial planning and general business administration projects. Bridges Investment Counsel, Inc. has a management agreement to operate Provident Trust Company, a Nebraska trust company responsible for in excess of $736 million in trust customer assets at December 31, 2000.

Portfolio Managers

Mr. Edson L. Bridges III, President and Chief Investment Officer of the Fund and Executive Vice President-Investments of Bridges Investment Counsel, Inc. is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Bridges III has more than 16 years of experience with the Fund's portfolio.

Mr. Edson L. Bridges II, Chairman and Chief Executive Officer of the Fund, is the back-up person for the day-to-day operation of the Fund's portfolio. Mr. Bridges II has more than 37 years of experience in managing the Fund's investment portfolio.

Investment selections made by Bridges Investment Counsel, Inc. for the Fund are predicated upon research into general economic trends, studies of financial markets, and industry and company analyses. The firm obtains its security analysis information from several financial research organizations which restrict the release of their reports primarily to institutional users such as banks, insurance companies, investment counselors, and trust companies.

Advisory Fees

Under its advisory agreement with the Fund, Bridges Investment Counsel, Inc. furnishes continuous investment supervision to the Fund for a quarterly fee of 1/8 of 1% of the average Net Asset Value of the Fund, as determined by appraisals at the close of each month in the quarterly period. This total annual fee of 1/2 of 1% of the Fund's Net Assets as determined above is the only compensation received by Bridges Investment Counsel, Inc. from the

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Bridges Investment Fund, Inc.          13        May ___, 2001

  Prospectus Part A

Fund. The Fund paid $369,341 to Bridges Investment Counsel, Inc. for its services as investment adviser during the fiscal year ending December 31, 2000.

The Fund pays the charges of the custodian, dividend disbursing and transfer agent, fees of auditors and legal counsel, and the fees of the investment adviser as described earlier. The Fund also incurs other expenses such as bookkeeping, publication of notices and reports to shareholders, printing and mailing of stock certificates, and miscellaneous taxes. However, total annual expenses of the Fund, exclusive of taxes but including fees paid to the investment adviser, are limited to 1 1/2% of average net assets, and Bridges Investment Counsel, Inc. agrees to reimburse the Fund for expenditures in excess of such amount. During 2000, there were no reimbursed expenses paid under this contract arrangement and expense limitation.

Custodian

First National Bank of Omaha, Nebraska, One First National Center, 1620 Dodge Street, Omaha, Nebraska, acts as Custodian for the Fund. The Bank holds all securities and cash of the Fund, receives and pays for securities purchased upon delivery of the assets, delivers against payment from brokers for securities sold, receives and collects income from investments. The Bank does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities.

Dividend Disbursing and Transfer Agent

Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska, acts as Dividend Disbursing and Transfer Agent for the Fund. Services handles the transactions for all capital stock issued by the Fund and for all redemptions of Fund shares. Services processes all reinvestment and scheduled investment transactions, and is responsible for issuing Form 1099 information to shareholders each year.

FUND SHAREHOLDER INFORMATION

Capital Structure of Fund

The Fund's capital structure consists of 6,000,000 authorized shares (par value of one dollar per share). Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares, except they do not carry the right to vote.

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Bridges Investment Fund, Inc.        14            May ___, 2001

  Prospectus Part A

Valuing Fund Shares

Net Asset Value -- Shares of the Fund are sold directly to investors by the Fund and are redeemed by the Fund at the next determined Net Asset Value.

The Net Asset Value of a share of the Fund at any specific time is obtained by dividing the value of the net assets of the Fund by the total number of shares outstanding at such time. The calculation of Net Asset Value includes the daily accrual of income and expenses. Expenses are estimated at a daily accrual rate, and this daily accrual rate is adjusted to costs on a monthly or quarterly basis if the daily accrual rate is above or below actual costs when such costs become known.

The Fund calculates its Net Asset Value based on the current market value for its portfolio securities at the close of daily trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (3:00 p.m. Central Time), on the date of valuation. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value as determined in good faith by or under procedures adopted by, the Fund's Board of Directors. Short-term securities such as Treasury Bills with under a 60-day maturity are valued at the purchase price, and the income from the discount is reflected as accrued income on a daily basis.

Purchase of Fund Shares

Account Application Form - To purchase Fund shares you must complete and sign the Account Application form, which is sent with this Prospectus, or may be obtained from the offices of the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The completed Account Application form and check payable or other means of payment to the Fund should be sent to the above address. Please review the Account Application form for detailed information for executing and completing a purchase of shares in the Fund.

With respect to purchases of Fund shares, the following conditions will apply: (1) all of your purchases must be made in U.S. dollars, and the check(s) must be drawn on U.S. banks; (2) no third party checks will be accepted; (3) the Fund does not accept currency to purchase Fund shares; and (4) if your check does not clear within 15 business days, it will be returned to you.

To avoid a delay in the purchase of Fund shares by check, you should consider buying shares by bank wire transfer, cashier's check, or money order.

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Bridges Investment Fund, Inc.          15           May ___, 2001

  Prospectus Part A

Your purchase of Fund shares will be bought at the next determined Net Asset Value of the Fund which is calculated after your Account Application is received in proper form.

The Account Application form is subject to acceptance by authorized officers of the Fund in Omaha, Nebraska and is not binding until so accepted. The Fund reserves the right to accept or reject subscriptions to Fund shares based on information available to the Fund at the time of purchase. It is the policy of the Fund not to accept orders for Fund shares under circumstances or in amounts considered to be disadvantageous to existing shareholders, and the Fund reserves the right to suspend the offering of shares for a period of time. Account Applications will only be accepted from residents of states in which the Fund shares have been registered or otherwise qualified for offer and sale.

Minimum Purchase of Fund Shares

You may purchase shares of the Fund at such times and in such amounts as you desire. However, the Board of Directors of the Fund has established a minimum of $1,000 for an initial investment in the Fund, and a minimum of $250 for any subsequent investment in the Fund.

If you choose to use the Fund's Automatic Investment Plan (described below), the minimum monthly investment is $100, once the minimum initial investment of $1,000 has been made.

Dividend and Capital Gains Distributions Options

The Fund offers the following options with respect to dividends and capital gains distributions, if any, on capital stock held by you in the Fund.

(1) Reinvestment Option: You may elect to have all dividends and capital gains distributions automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the Account Application, you will be assigned this option. Shares purchased under this option are entered on the stock transfer records maintained by the Fund transfer agent, Bridges Investor Services, Inc. Certificates for full shares will be delivered to you at your request. Fractional shares have full dividend and redemption rights, but do not have voting rights. Reinvestment of cash distributions will be made at the Net Asset Value per share which is in effect on the respective dividend or capital gains payment date. Written notice will be sent to shareholders electing this option showing the shareholder's holdings in the Fund, both prior to and after the reinvestment, as well as the dollar amount of the dividend or capital gains reinvestment and the Net Asset Value in effect for the purchases.

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Bridges Investment Fund, Inc.         16       May ___, 2001

  Prospectus Part A

(2) Cash Option: You may elect to be sent a check for all Fund dividend and capital gain distributions, or alternatively, only dividend distributions or capital gains distributions. If you elect any of these alternatives, you must check the appropriate box(es) on the Account Application. Cash distribution checks are typically mailed to shareholders within two days, but not later than seven days after payment.

You may change the option selected by you from time to time by written notice to the Fund indicating the new option designed by you.

Automatic Investment Plan

To participate in the Fund's Automatic Investment Plan, you must either be an existing shareholder in the Fund, or if a new investor, make an initial investment of at least $1,000 under Item A, "Investment", on the Account Applications. To open an account using the Automatic Investment Plan, complete and sign the Account Application, and complete the information required in Item E, "Automatic Investment Plan". You must attach a voided check or savings account deposit slip as indicated on the Application. Your purchase of Fund shares will be made automatically in accordance with the options selected on the Application form. A minimum monthly transfer of $100 is required to participate in the Automatic Investment Plan. You will be assessed a $25 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason. You may terminate your participation in the Fund's Automatic Investment Plan at any time by written instructions to the Fund.

Redemption of Fund Shares

As a shareholder of the Fund, you may at any time, except as specified below, redeem your stock by delivering your properly endorsed stock certificates to the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska. If you are a shareholder in a Plan account, you must send the Fund a written notification requesting that part or all of your stock be redeemed. The Fund will accept a facsimile transmission to effect a redemption on your account provided that the following conditions are met and items are submitted: (1) your social security number is furnished; (2) the account number is included; (3) the number of shares to be redeemed or the dollar amount requested is shown; (4) the account owner's signature is guaranteed; and (5) the original copy of the letter is submitted to the Fund on a prompt basis. The Fund may hold proceeds of redemption until the original letter is received.

The redemption price is the next determined Net Asset Value of Fund shares which is calculated after your certificate or written notification is received in proper form. The redemption price may be above or below your cost, depending on the market value of the Fund's portfolio securities at the time of the redemption.

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Bridges Investment Fund, Inc.           17        May ___, 2001

  Prospectus Part A

All certificates presented for redemption or requests for liquidation of uncertificated shares held under Plan accounts must be duly endorsed or accompanied by a duly executed separate assignment, with signature(s) guaranteed by either a financial or banking institution whose deposits are insured by the Federal Deposit Insurance Corporation or by a brokerage firm which is a member of any exchange as defined in the fidelity insuring bond carried by the Fund with ICI Mutual Insurance Company. The signature(s) should be in the name(s) of the stockholder as shown on the stock transfer records which are maintained for the Fund by Bridges Investor Services, Inc. The signature guarantee must be obtained in each instance of a redemption for both certificated and uncertificated shares. The Fund and its Transfer Agent will also recognize guarantors that participate in the Securities Transfer Agents Medallion Program (STAMP). NOTARIZED SIGNATURES ARE NOT GUARANTEED SIGNATURES AND WILL NOT BE ACCEPTED BY THE FUND.

In most instances, payment for shares redeemed will be made within seven days after request in good order for redemption and tender of shares has been made. However, the Fund may hold payment on redemption of shares until it is reasonably satisfied that the investment amount made by check to the Fund has been collected, which can take up to seven business days.

The Fund mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Fund will send redemption checks by overnight or priority mail upon request, and at investor's expense. The Fund will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents, including the signature guarantee. The Fund currently deducts a $12 wire charge from the redemption proceeds, which charge is subject to change. You are responsible for any charges which your bank may make for receiving wires.

Redemption privileges and payments may be suspended during periods when the New York Stock Exchange is closed (other than weekends and holiday closings) or trading thereon is restricted, or for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund. The Securities and Exchange Commission shall determine when trading on the New York Stock Exchange is restricted and when an emergency exists.

In the event there is more than one owner of an account, all owners must sign the letter that requests a redemption of shares in the Fund.

Inquiries -- Shareholder inquiries for information or assistance in handling administrative matters should be directed to Mrs. Nancy K. Dodge, Treasurer, Bridges Investment Fund, Inc., 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Mrs. Dodge may also be reached by telephone at 1-402-397-4701 (extension 229), or at e-mail address ndodge@bridgesinv.com.

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Bridges Investment Fund, Inc.           18       May ___, 2001

  Prospectus Part A

Fund Dividend Policy

The Fund will distribute to shareholders substantially all of the net income and net capital gains, if any, realized from the sale of securities. Dividends will be paid on or about the 25th day of January, April, July, and October. Shareholders will be advised as to the source or sources of each distribution. A year-end payment of capital gains, if any amounts are earned between November 1 and October 31 in any given year, will be paid on or before December 31st to meet a special requirement of the Tax Reform Act of 1986. The Fund must declare a dividend amount payable before January 31 of the next year on December 31 in order to remit at least 98% of the net investment income for the calendar year to comply with the provisions of the 1986 Act. The investment return will depend upon and vary with changes in interest rates, dividend yields, investment selections of the Fund, and many other unpredictable factors.

Tax Consequences

The following discussion of taxes is for general information only. You should consult with your own tax advisor about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund has complied with special provisions of the Internal Revenue Code pertaining to investment companies so that the Fund will not pay federal income taxes on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. As a shareholder, you are subject to federal income tax on distribution of investment income and on short-term capital gains which are treated as ordinary income. However, payments designated as capital gain distributions (defined as the excess of net long-term capital gains over net short-term capital losses) are taxable to you as long-term capital gains irrespective of the length of time you have held your stock in the Fund. You will generally be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

As with all mutual funds, the Fund will be required to withhold 31% of taxable distributions payable to you for payment of federal income taxes unless the Fund receives from you a Form W-9 election to request that the 31% amount not be withheld. The Form W-9, also known as back-up withholding, will be supplied to new shareholders by Bridges Investor Services, Inc. at the time of initial subscription to shares of the Fund. You will be required to provide certain pertinent information on the Form W-9, or the Fund Account Application, including your social security or tax identification number.

There may be tax consequences to you upon the redemption (sale) of your Fund shares. You generally have a capital gain or loss from a disposition of shares. The amount of gain or loss and the tax rate will depend primarily upon how much you paid for your shares, the redemption (sale) price, and how long you held the shares.

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Bridges Investment Fund, Inc.          19         May ___, 2001

  Prospectus Part A

Shareholders who are tax-exempt entities with respect to federal and state income taxes will not be subject to tax on the income and capital gains distributions from the Fund. If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

The Fund, through an annual tax information letter and quarterly shareholder reports, will inform you of the amount and generic nature of such income and capital gains. Bridges Investor Services, Inc., through the annual Form 1099 or its substitute equivalent, will provide a report for each individual account within an appropriate time frame after the close of the Fund's fiscal year.

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Bridges Investment Fund, Inc.           20           May ___, 2001

  Prospectus Part A

____________________________________________________________________________
PROSPECTUS	Bridges Investment Fund, Inc.	CAPITAL STOCK
May __, 2001	8401 West Dodge Road
Omaha, Nebraska 68114
402-397-4700

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The STATEMENT OF ADDITIONAL INFORMATION (SAI), designated as Part B,

discusses the following topics:

    General Information and History of the Fund
    Investment Objectives and Policies
    Management of the Fund
    Control Persons and Principal Holders of Securities
    Investment Advisory and Other Services
    Brokerage Allocation and Other Practices
    Capital Stock and Other Securities
    Purchase, Redemption, and Pricing of Securities
    Description of Fund Plans
    Tax Status
    Underwriters
    Calculation of Performance Data
    Financial Statements

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Further information about the fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-800-SEC-0330 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

The Fund does not employ a financial intermediary for you to purchase or redeem shares or to issue publications, statements, or other information about our operation or organizations.

Please refer to Bridges Investment Fund Inc.'s Investment Company Act File No. 811-1209 when seeking information about the Fund from the Securities and Exchange Commission.

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May 11, 2001

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 11th day of May, 2001.

BRIDGES INVESTMENT FUND, INC.

/s/ Edson L. Bridges II______

Edson L. Bridges II, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
/s/ Edson L. Bridges II___ Edson L. Bridges II Edson L. Bridges II	Chairman	____May 11, 2001____ Date Date

/s/ Nancy K. Dodge________ Nancy K. Dodge Nancy K. Dodge	Treasurer	____May 11, 2001____ Date Date

__________________________ Frederick N. Backer Frederick N. Backer	Director	____________________ Date Date

/s/ Edson L. Bridges II___ Edson L. Bridges II Edson L. Bridges II	Director	____May 11, 2001____ Date Date

/s/ Edson L. Bridges III__ Edson L. Bridges III Edson L. Bridges III	President Director	____May 11, 2001____ Date Date

/s/ N. P. Dodge, Jr.______ N. P. Dodge, Jr. N. P. Dodge, Jr.	Director	____May 11, 2001____ Date Date

/s/ John W. Estabrook_____ John W. Estabrook John W. Estabrook	Director	____May 11, 2001____ Date Date

/s/ Jon D. Hoffmaster_____ Jon D. Hoffmaster Jon D. Hoffmaster	Director	____May 11, 2001____ Date Date
/s/ John J. Koraleski_____ John J. Koraleski John J. Koraleski	Director	____May 11, 2001____ Date Date

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__________________________ Roger A. Kupka Roger A. Kupka	Director	____________________ Date Date

__________________________ Gary L. Petersen Gary L. Petersen	Director	____________________ Date Date

/s/ John T. Reed_________ John T. Reed John T. Reed	Director	____________________ Date Date

/s/ Roy A. Smith__________ Roy A. Smith Roy A. Smith	Director	____May 11, 2001____ Date Date

__________________________ Janice D. Stoney Janice D. Stoney	Director	____________________ Date Date

__________________________ L.B. Thomas L.B. Thomas	Director	____________________ Date Date

/s/ John K. Wilson________ John K. Wilson John K. Wilson	Director	____May 11, 2001____ Date Date